Exhibit 10.2
AMENDED AND RESTATED NOTE ISSUANCE AGREEMENT
     This Amended and Restated Note Issuance Agreement (this “Agreement”) is dated as of the 31st day of October, 2008, and is made by and between Lime Energy Co., a Delaware corporation (the “Company”), Richard P. Kiphart (“Kiphart”) and Advanced Biotherapy, Inc. (“ADVB” and together with Kiphart, “Noteholders”).
W I T N E S S E T H:
     WHEREAS, the Company and the Noteholders are parties to that certain Note Issuance Agreement dated as of August 14, 2008 (the “Existing Agreement”), pursuant to which the Company issued to (i) Kiphart, that certain Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 in the maximum principal amount of $14,500,000 (the “Kiphart Note”) and (ii) ADVB, that certain Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 in the maximum principal amount of $1,500,000 (the “Existing ADVB Note”);
     WHEREAS, ADVB has agreed to loan an additional $3,000,000 to the Company to be evidenced by that certain Third Amended and Restated Revolving Line of Credit Note dated the date hereof made by the Company in favor of ADVB (the “AR ADVB Note” together with the Kiphart Note, the “Notes”);
     WHEREAS, the AR ADVB Note is intended to replace and supersede the Existing ADVB Note; and
     WHEREAS, the parties desire to set forth certain additional understandings among themselves as more fully described herein.
     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereby agrees as follows:
     1. The AR ADVB Note. Contemporaneously with the execution of this Agreement and delivery by the Company to ADVB of the AR ADVB Note, ADVB shall deliver to the Company the original Existing ADVB Note.
     2. Security Agreement. On the date hereof, the Company and the Noteholders shall enter into that certain Amendment No. 1 to the Security Agreement dated as of the date hereof which amends the Security Agreement dated as of August 14, 2008 (collectively, the “Security Agreement”) made by the Company in favor of the Noteholders to secure the obligations of the Company under the Notes.
     3. Condition to Advances. It shall be a condition to each advance under the Notes that no Event of Default (as defined in the Notes) shall have occurred and be continuing. At the time of each request for an advance, the Company shall provide to the Noteholders a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, stating that no Event of Default has occurred and is continuing.
     4. Manner of Advances, Repayments, Prepayments and Payment of the Wachovia Note. The Company hereby covenants and agrees that prior to drawing any advances under the Notes after the date of this Agreement, it shall first draw $2,200,000 against the Notes which shall be used to pay down the entire outstanding balance of the Revolving Promissory Note dated June 10, 2008 between Applied Energy Management, Inc. and Wachovia Bank, National Association in the principal amount of

$2,228,775. All future advances thereafter requested by the Company shall be drawn equally against the Notes until the Kiphart Note is fully drawn, after which all draws will be against the AR ADVB Note unless otherwise agreed to by the Company and the Noteholders in writing. As long as both of the Notes remain outstanding, each repayment and prepayment thereof by the Company shall be divided into two payments, a payment to the Kiphart Note and a payment to the AR ADVB Note, each such payment in an amount proportional to the outstanding principal balance of each of the Notes.
     5. Commitment by ADVB. ADVB hereby covenants and agrees that it has reserved cash or other immediately liquid assets in an amount equal to the undrawn balance under the AR ADVB Note, and shall at all times while the AR ADVB Note remains outstanding continue to reserve a sufficient amount of cash or other immediately liquid assets as to enable it to make advances under the AR ADVB Note.
     6. Subordination by Noteholders. Each Noteholder agrees to subordinate its Note and its security interests evidenced by the Security Agreement in the event the Company arranges to have a commercial lender provide financing to the Company for similar purposes, which subordination must be on terms and conditions acceptable to the Noteholders in their reasonable discretion.
     7. Information Regarding Use of Proceeds. Promptly following request therefore by either Noteholder, the Company shall provide Noteholders with reasonable detail regarding the use of proceeds with respect to any advance made under the Notes, subject to the Company’s obligations under Regulation F-D.
     8. Kiphart Note. All references in the Kiphart Note to the Existing Agreement shall mean and include only this Agreement.
     9. Arbitration. In the event of any and all disagreements and controversies arising from this Agreement or the Notes, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Any party involved in such disagreement or controversy may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Agreement, any involved party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal’s determination of the merits of the controversy). In the event of any such disagreement or controversy, no party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (including, without limitation, reasonable attorneys’ fees) shall be paid by the non-prevailing party or as determined by the arbitrator.
     10. Miscellaneous.
     (a) All of the WHEREAS clauses and other recitals at the beginning of this Agreement are hereby incorporated into and made part of this Agreement.
     (b) This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No Noteholder shall assign its rights under this Agreement except in connection with an assignment under the Notes permitted by the terms thereof.
     (c) This Agreement amends and restates the Existing Agreement in its entirety as of the date hereof, and this Agreement may be amended only by written execution by all parties. No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and acknowledged by the party against whom enforcement is sought, and then any such waiver shall be effective only in the specific instance and for the specific purpose for which given.
     (d) The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (e) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.
     (f) Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     (g) This Agreement may be executed in one or more counterparts, all of which shall be deemed but one and the same agreement and each of which shall be deemed an original. Delivery by facsimile of an executed counterpart of this Agreement shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
     (h) THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.
     (i) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE NOTEHOLDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[Signatures on following page]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

LIME ENERGY CO.

By:	/s/ Jeffrey Mistarz

Name: Jeffrey R. Mistarz
Title: Executive Vice President and Chief Financial Officer

NOTEHOLDERS:

/s/ Richard Kiphart

Richard P. Kiphart

Advanced Biotherapy, Inc.

By:	/s/ Christopher Capps

Christopher W. Capps, President